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                                                                   EXHIBIT 10.1

                 AMENDED AND RESTATED TENANT INCENTIVE AGREEMENT

         THIS AMENDED AND RESTATED TENANT INCENTIVE AGREEMENT (the
"Agreement") is entered into on this 4th day of May, 1999, by and between PRISON REALTY CORPORATION, a Maryland corporation (the "Company"), and CORRECTIONAL MANAGEMENT SERVICES CORPORATION, a Tennessee corporation ("CMSC").

                              W I T N E S S E T H:

         WHEREAS, the Company and CMSC are parties to that certain Tenant Incentive Agreement, dated as of January 1, 1999 (the "Tenant Incentive Agreement"), pursuant to which the Company agreed to make certain incentive payments to CMSC;

         WHEREAS, the purpose of the Tenant Incentive Agreement was to induce CMSC to lease from the Company certain operational correctional and detention facilities (individually, a "Facility" and, collectively, the "Facilities") and certain start-up and additional facilities (individually, an "Additional Facility" and, collectively, the "Additional Facilities"); and

         WHEREAS, the Company and CMSC desire to amend and restate the Tenant Incentive Agreement to clarify and amend certain terms and provisions thereof.

         NOW, THEREFORE, in consideration for the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Tenant Incentive Agreement is amended and restated as follows:

         1. Tenant Incentive. As an incentive to CMSC to lease and continue to lease the Facilities and Additional Facilities from the Company, the Company agrees to pay to CMSC a fee equal to (a) $840 multiplied by the total number of beds at each Facility leased by CMSC, and (b) $4,000 multiplied by the total number of beds at each Additional Facility leased by CMSC. The amount of such fees shall be payable in cash upon execution of the applicable lease agreement or at such other time as agreed upon by the parties. The amount of the incentive fee referenced in clause (b) of the first sentence hereof is intended to approximate the cost of preparing each Additional Facility for use by CMSC, including without limitation costs incurred by CMSC in ramping the facility to full occupancy.

         2. Term. This Agreement shall expire on January 1, 2003, unless the parties hereto have agreed to extend this Agreement pursuant to the terms mutually acceptable to the parties.

         3. Authorization. Each party to the Agreement hereby represents and warrants that the execution, delivery, and performance of the Agreement are within the powers of each party and have been duly authorized by the party; the execution and performance of this Agreement by each party have been duly authorized by all applicable laws and regulations; and this Agreement constitutes the valid and enforceable obligation of each party in accordance with its terms.

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         4. Amendment. This Agreement may be amended only with the written consent of both parties hereto.

         5. Notices. Any notice required or permitted herein to be given shall be given in writing and shall be delivered by United States mail, first class postage prepaid return receipt requested, as set forth below:

            If to the Company:

            Prison Realty Corporation
            10 Burton Hills Boulevard
            Nashville, TN  37215
            Attn: Michael W. Devlin, Chief Operating Officer

            If to CMSC:

            Correctional Management Services Corporation
            10 Burton Hills Boulevard
            Nashville, TN  37215
            Attn: Darrell K. Massengale, Chief Financial Officer

         6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

         7. Headings. Section headings are for convenience or reference only and shall not be used to construe the meaning of any provision in this Agreement.

         8. Law. This Agreement shall be construed in accordance with the laws of the State of Tennessee.

         9. Severability. Should any part of this Agreement be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining portion.

         10. Successors. This Agreement shall be binding upon and inure to the benefit of the respective parties and their permitted assigns and successors in interest.

         11. Waivers. No waiver of any breach of any of the terms or conditions of this Agreement shall be held to be a waiver of any other or subsequent breach; nor shall any waiver be valid or binding unless the same shall be in writing and signed by the party alleged to have granted the waiver.



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         12. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements and presentations with respect to the subject matter hereof.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                          PRISON REALTY CORPORATION, a
                                          Maryland corporation

                                          By: /s/ D. Robert Crants, III
                                             ----------------------------------
                                          Its: President
                                              ---------------------------------


                                          CORRECTIONAL MANAGEMENT
                                          SERVICES CORPORATION, a Tennessee
                                          corporation

                                          By: /s/ Doctor R. Crants
                                             ----------------------------------

                                          Its: Chief Executive Officer
                                              ---------------------------------




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